                                                                    Exhibit 10.9

                     FIRST AMENDMENT TO AGREEMENT OF LEASE
                     -------------------------------------


          This First Amendment to Agreement of Lease (the "Amendment") is made this 3rd day of July, 1996, by and between Jon Glanz ("Landlord") and Yurie Systems, Inc. ("Tenant"), collectively referred to herein as the "parties".

                                  WITNESSETH:
                                  -----------

          WHEREAS, the parties hereto entered into that certain Agreement of Lease dated May 15, 1996 (the "Lease") with respect to the Demised Premises at 10000 Derekwood Lane, Lanham, Maryland 20706; and

          WHEREAS, the Lease provides for the payment by Tenant to Landlord of Basic Rent in the total amount of $734,922.62 payable monthly commencing August 1, 1996 and thereafter until August 1, 1999 with certain concessions; and

          WHEREAS, Exhibit D to the Lease obligates the parties to develop a mutually agreeable plan for improvements to be made to the Premises by Landlord in an amount not to exceed $177,850.00 (the "Improvement Allowance"); and

          WHEREAS, Section 3.2 and Exhibit D to the Lease obligate the Landlord to place the Improvement Allowance in an escrow account mutually agreeable to the parties and to draw from same as work progresses, with the improvements to be made pursuant to the Improvement Allowance to be completed by February 28, 1997; and

          WHEREAS, Exhibit D to the Lease includes certain provisions with respect to Tenant's use of certain modular furniture in the Premises during the term of the Lease; and

          WHEREAS, the parties have determined to amend the provisions of the said Section 3.2 and Exhibits A and D as provided herein, in accordance with
Section 14.13 thereof.

     NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants herein contained, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. The second full paragraph of Exhibit D to the said Lease is hereby deleted in its entirety and the following substituted therefore:

     Tenant may, at Tenant's option, leave any modular furniture which Tenant is currently using upon termination of the Lease.

     2. Landlord and Tenant have developed a mutually agreeable plan for improvements to be made to the Premises by Landlord in the amount of $177,850.00. The improvements shall be completed, by a general contractor which has been selected by Tenant, on or before August 31, 1996. The parties hereto acknowledge that, prior to the execution hereof, Tenant has occupied the Demised Premises within the meaning of Stein 3.1 of the Lease. Accordingly, the Lease term shall commence on August 1, 1996 and expire on August 31, 1999, and Tenant is completing, executing and delivering to Landlord herewith its Certificate of Acceptance in the form attached to the Lease as Exhibit E.

     3. The second full sentence of the first full paragraph of Exhibit D, commencing "Landlord shall place the Improvement Allowance in an escrow account
 . . ." and ". . . as work progresses", shall be deleted in its entirety. Tenant acknowledges that improvements to the Demised Premises having a cost of $55,091.00 have previously been provided and paid for by Landlord. Remaining improvements shall be completed, and the costs thereof paid, by Tenant, and Landlord is hereby discharged from all other and further liability for the preparation of the Demised Premises and the payment therefor. As consideration for the completion of the remaining improvements, and payment therefor, by Tenant, installments of rent owing under the Lease for the months of January, February, March, April, May and July 1997 shall be abated, and Tenant shall have no obligations therefor. Tenant's next payment of rent owing under the Lease shall be due and payable on August 1, 1997. The Rent Schedule in the subsection captioned "Basic Rent" on the first page of Exhibit A of the Lease is hereby amended to conform with the rent concession provided herein. Upon the completion of the improvements, Tenant shall execute such certificates of completion, satisfaction, and payment as Landlord, in his sole discretion, shall reasonably request.

     4. Section 14.19 of the Lease captioned "contingency" is hereby deleted in its entirety and the following substituted therefor:

          This Lease, and any amendment thereof, is expressly contingent upon receiving all necessary bank or court approvals. If necessary approvals are not obtained by August 1, 1996 (or such later date as the parties may hereafter agree to), this Lease shall be terminated, any monies deposited with Landlord shall be returned to Tenant, and the parties shall be relieved of any further liabilities or obligations hereunder.

     5. Capitalized terms used in this Amendment shall have the meanings ascribed to them in the Lease.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Agreement of Lease to be executed at College Park, Maryland the day and year first above written.

Witness:                            LANDLORD


                                    /s/ Jon L. Glanz
----------------------------        ----------------------- [SEAL]
                                    Jon L. Glanz



                                    TENANT:

Witness/Attest:                     YURIES SYSTEMS, INC.


                                    By: /s/ Jeong H. Kim
----------------------------           --------------------- [SEAL]
                                       Jeong H. Kim,
                                       Chief Executive Officer

                               AGREEMENT OF LEASE


          THIS AGREEMENT OF LEASE (the "Lease") is made this ____ day of May, 1996, by and between JON GLANZ ("Landlord"), and YURIE SYSTEMS, INC. ("Tenant"), (collectively sometimes referred to hereafter as the "parties").


                              ARTICLE I.  GENERAL
                                          -------

          Section 1.1  Consideration.  Landlord enters into this Lease in
                       -------------
consideration of the payment by Tenant of the rents herein reserved and the keeping, observance and performance by Tenant of the covenants and agreements of Tenant herein contained.

          Section 1.2  Exhibits and Site Plans Attached to Lease.  The Exhibits
                       -----------------------------------------
and Site Plans listed below shall be attached to this Lease and be deemed incorporated in this Lease by this reference. In the event of any inconsistency between such Exhibits and Site Plans and the terms and provisions of this Lease, the terms and provisions of the Exhibits and Site Plans shall control. The Exhibits and Site Plans attached to this Lease are:

          Exhibit A --      Description of Demised Premises and Terms of Rental

          Site Plan A-1 --  The Building, Building Lot and Demised Premises

          Exhibit B --      INTENTIONALLY DELETED

          Exhibit C --      Tenant's Estimated Share of Operating Expenses

          Exhibit D --      Preparation of Demised Premises

          Exhibit E --      Certificate of Acceptance

          Exhibit F --      Rules and Regulations

          Section 1.3  Certain Definitions. As used herein the following terms
                       -------------------
shall have the following meanings:

          1.3.1  Building.  "Building" shall mean the Building constructed on
                 --------
the Building Lot, as shown on Site Plan A-1 attached hereto, containing the approximate number of square feet of interior space set forth on Exhibit A attached thereto. The address of the Building is 10000 Derekwood Lane, Lanham, Maryland 20706.

          1.3.2  Building Lot.  "Building Lot" shall mean that land of
                 ------------
approximately 3.1762 acres as shown on Site Plan A-1, being described as part of parcel "Q", in the "Hanson

Palmer Business Park Resubdivision" as per plat thereof recorded among the Prince George's County Land Records.

          1.3.3  Common Facilities.  "Common Facilities" shall mean all of the
                 -----------------
Property except the Demised Premises and those other premises in the Building leased or held for lease to other tenants.

          1.3.4  Palmer 50.  "Palmer 50" shall mean the Land, the Property and
                 ---------
all other buildings, fixtures and other improvements on the Land other than fixtures and personal property of Tenant or of other users of space on the Land. Any and all references to or use of the term "Palmer 50" in any Exhibit or Site Plan attached hereto shall be construed to mean "Palmer 50".

          1.3.5  Demised Premises.  "Demised Premises" shall mean the space
                 ----------------
within the Building to be occupied by Tenant as described on Exhibit A attached hereto and as outlined in red on Site Plan A-1 attached hereto. The Demised Premises contain the approximate number of square feet of interior space set forth on Exhibit A attached hereto.

          1.3.6  Land.  "Land" shall mean that certain parcel of real property
                 ----
of approximately 3.1762 acres shown on Site Plan A-1 attached hereto.

          1.3.7  Property.  "Property" shall mean the Building of approximately
                 --------
45,100 square feet set on approximately 3.1762 acres and all fixtures, landscaping and other improvements now or hereafter existing therein and thereon, other than fixtures and personal property of Tenant or of other users of space in the Building.


                        ARTICLE II.  DEMISE OF PREMISES
                                     ------------------

          Section 2.1   Demise.  Subject to the provisions, covenants and
                        ------
agreements herein contained, Landlord hereby leases and demises to Tenant, and Tenant hereby leases from Landlord, the Demised Premises subject to existing covenants, conditions, restrictions, easements and encumbrances affecting the same. Tenant's right to enjoyment of the Demised Premises shall be subject to such rules and restrictions as may be established by Landlord.

          Section 2.2  Use.  Tenant will use and occupy the Demised Premises
                       ---
solely for general office purposes and uses incident thereto in accordance with the certificate of occupancy and the use permitted under applicable zoning regulations, and for no other purpose, except any permitted use which may be set forth in Exhibit A. Tenant will not use or occupy the Demised premises for any unlawful, disorderly, or extra hazardous purpose, and will not prepare or dispense any food or beverage therein, except for Tenant's personal use in the Demised Premises. Tenant will comply with all present and future laws, regulations and governmental requirements of any governmental or public authority having jurisdiction over the Demised Premises.

          Section 2.3  Covenant of Quiet Enjoyment.  Landlord covenants and
                       ---------------------------
agrees that, provided Tenant is not in default and keeps, observes and performs the covenants and agreements of Tenant contained in this Lease, Tenant shall have quiet and peaceable possession of the Demised Premises, and such possession shall not be disturbed or interfered with by Landlord or by any person claiming superior title, through Landlord, except as expressly permitted in this Lease; it being understood and agreed that the Landlord's liability hereunder shall obtain only so long as it remains the owner of the Demised Premises

          Subject to Tenant's approval, which approval shall not be unreasonably withheld, Landlord hereby reserves to itself and its successors and assigns the following rights: (i) to change the street address and/or name of the Building and/or the arrangement and/or location of entrances, passageways, doors, doorways, corridors, stairs, or other public parts of the Building, (ii) to erect, use and maintain pipes and conduits in and through the Premises and
(iii) to grant to anyone the exclusive right to conduct any particular business or undertaking in the Building. Landlord may exercise any or all of the foregoing rights without being deemed to be guilty of an eviction, actual or constructive, or a disturbance or interruption of the business of Tenant or Tenant's use or occupancy of the Demised Premises.

          Section 2.4  Condition of Demised Premises.  Landlord is delivering
                       -----------------------------
the Premises free of any zoning and building code violations. Upon delivery of the Premises, all mechanical, plumbing, electrical and fire protection systems and equipment, as well as building exterior components will be in working condition. Tenant covenants and agrees that, upon taking possession of the Demised Premises, Tenant shall be deemed to have accepted the Demised Premises "as is" and Tenant shall be deemed to have waived any warranty of condition or habitability, suitability for occupancy, use or habitation, fitness for a particular purpose or merchantability, express or implied relating to the Demised Premises.


                          ARTICLE III.  TERM OF LEASE
                                        -------------

          Section 3.1  Lease Term.  The term of this Lease shall commence on the
                       ----------
commencement date and expire on the expiration date as are specified on Exhibit A (the "Lease Term"), provided, however, that if the Demised Premises are not Ready for Occupancy, as hereinafter defined, as of said commencement date, the Lease Term shall commence on the earlier of the date on which Tenant first occupies the Demised Premises or on the fifteenth day after deliver of notice to Tenant by Landlord that the Demised Premises are Ready for Occupancy. The Demised Premises shall be considered "Ready for Occupancy" on the first day as of which a temporary use and occupancy permit for the Demised Premises is issued by the appropriate agencies of Prince George's County, Maryland.

          Section 3.2  Improvements.  Landlord agrees to make the improvements
                       ------------
to the Demised Premises as set forth on Exhibit D attached hereto.

          Landlord shall use its best efforts to cause the Demised Premises to be Ready for Occupancy on the commencement date as specified on Exhibit A attached hereto; provided, however, Landlord shall not be responsible to Tenant for any claims, damages or liabilities by reason of any failure by Landlord to meet such date. At any time after delivery of notice by

Landlord to Tenant that the Demised Premises are Ready for Occupancy, but within fifteen (15) days of such date, the Tenant shall have the right to inspect the Demised Premises in the presence of Landlord or its agent and to submit to Landlord or its agent a punch list of items which remain to be done by Landlord in accordance with Exhibit D. Notwithstanding the submission of any such punch list, Tenant shall occupy the Demised Premises within fifteen (15) days after delivery of the aforesaid notice that the Demised Premises are Ready for Occupancy, and such occupancy shall be deemed to be acceptance by Tenant of the Demised Premises as then existing. Landlord agrees to complete the items on the punch list, so long as said items are required to be completed in accordance with Exhibit D, within a reasonable period of time after receipt of any such punch list.

          In the event Landlord agrees to make, on behalf of Tenant, improvements to the Demised Premises in addition to those set forth on Exhibit D, Landlord and Tenant shall initial plans and specifications therefor and identify the same as being for additional improvements. Tenant covenants and agrees to reimburse Landlord for all Landlord's costs and expenses in making said additional improvements by paying such amounts to Landlord as additional rent.

          Section 3.3  Tenant's Acceptance.  At the commencement of the Lease
                       -------------------
Term, Tenant shall execute and deliver to Landlord a certificate in the form of Exhibit E attached hereto. After commencement of the Lease Term, Tenant shall have no right to assert any remedy based on a claim that Landlord failed to deliver possession of the Demised Premises, or failed to furnish any other facilities, in accordance with the terms hereof.


                  ARTICLE IV.  RENT AND OTHER AMOUNTS PAYABLE
                               ------------------------------

          Section 4.1  Security Deposit.  Tenant shall deposit with Landlord
                       ----------------
upon execution of this Lease, the sum set forth on Exhibit A ("Security Deposit") as a security deposit for the faithful performance of Tenant's obligations under this Lease, and Landlord may apply all or any part of said Security Deposit to cure any failure by Tenant to faithfully perform Tenant's obligations under this Lease. The Security Deposit shall not be considered an advance payment of rent or a measure of Landlord's damages in the event of default by Tenant.

          Section 4.2  Basic Rent.  Tenant covenants and agrees to pay to
                       ----------
Landlord, without offset, deduction or abatement, basic rent for the full Lease Term in the amount specified as basic rent on Exhibit A ("Basic Rent").

          Section 4.3  Monthly Rent.  Basic Rent shall be payable monthly in
                       ------------
advance, without notice, in equal installments on the first day of each calendar month in the amount of monthly rent specified on Exhibit A ("Monthly Rent").
The first Five (5) installments shall be payable on the date that this Lease is executed by Tenant. Rent for any fractional calendar month, at the beginning or end of the term, shall be that proportion of the monthly installment which the number of days during such month bears to the total days in the month.

          Section 4.4  Place of Payments.  Basic Rent and all other sums payable
                       -----------------
by Tenant to Landlord under this Lease shall be paid to Landlord at the place for payments specified on Exhibit A, or such other place as Landlord may, from time to time, designate in writing.

          Section 4.5  Lease a Net Lease and Rent Absolute.  It is the intent of
                       -----------------------------------
the parties that the Basic Rent provided in this Lease shall be a net payment to Landlord, that the Lease shall continue for the full Lease Term notwithstanding any occurrence preventing or restricting use and occupancy of the Demised Premises and notwithstanding any action by governmental authority relating to or affecting the Demised Premises, except as otherwise specifically provided in this Lease; that the Basic Rent shall be absolutely payable without offset, reduction or abatement for any cause except as otherwise specifically provided in this Lease; that Landlord shall not bear any costs or expenses relating to the Demised Premises or provide any services or do any act in connection with the Demised Premises except as otherwise specifically provided in this Lease; and that Tenant shall pay in addition to Basic Rent, Additional Rent as hereinafter provided to cover costs and expenses relating to the Demised Premises and the Common Facilities.

          Section 4.6  Additional Rent.  Subject to the provisions of Exhibit A,
                       ---------------
Tenant covenants and agrees to pay, in addition to the Basic Rent, the Tenant's Prorata Share of Building Operating Expenses. Building Operating Expenses shall be all expenses relating to the Building including, but not limited to, real estate taxes, sales, franchise, business corporation, or any other taxes (except income taxes) based on rents, Landlord's insurance (as defined in paragraph 6.1 and 6.2 below), utilities not separately metered to individual tenants, maintenance, repairs, operating supplies, property management, building services, snow removal, landscaping, equipment, materials, labor for management and maintenance, resurfacing, repainting and restriping of parking areas, car stops, signage, security lighting and security. Building Operating Expenses will not include monies spend for expenditures of a capital nature (except to the extent that such expenses otherwise cause a reduction of the Building Operating Expenses without a reduction of services; in such cases, that part of the capital expense attributable to the calendar year under good accounting practices shall be included in the Building Operating Expenses).

          Tenant shall pay monthly, as Additional Rent, in addition to the Basic Rent, Tenant's Estimated Share of Building Operating Expenses which shall represent Landlord's best estimate of such costs. Exhibit C attached hereto sets forth Landlord's estimate of the Building Operating Expenses for the calendar year in which this Lease commences, but shall in no way limit Tenant's obligation to pay Additional Rent as described above. Annually, or from time to time, after assessing past and estimated operating cost data, the Landlord may adjust the monthly operating cost payment provided for herein upward or downward to reflect more accurately anticipated monthly costs. All payments due at least twenty (20) days after the revision shall be made at the new rate.

          As of the close of each calendar year, Landlord shall compute the actual costs of operating the Building for the previous twelve-month period (if the Building has been operating for less than twelve months, the cost of operating the Building for year shall be determined by dividing the actual operating costs by the number of days of actual operating and multiplying by

365). Landlord shall deliver to Tenant notice of such cost and the amount due, if any, from Tenant no later than May 15 of the year immediately subsequent to the year to which such costs relate. Tenant shall reimburse Landlord, as Additional Rent, within thirty (30) days after notice of any deficiency between estimated operating costs paid and actual costs incurred. In the event of overpayment by Tenant, the Landlord shall apply the excess to the next successive installment of Basic Rent due hereunder unless there are no further Basic Rent payments due from Tenant, in which case Landlord shall pay such excess to Tenant within thirty (30) days of notice.

          Landlord shall, upon Tenant's request, deliver to Tenant a written accounting showing how Building Operating Costs were calculated.

          Section 4.7  Tenant's Pro Rata Share.  "Tenant's Pro Rata Share" shall
                       -----------------------
mean a fraction, the numerator of which shall be the approximate square footage of the Demised Premises as set forth on Exhibit A attached hereto, and the denominator of which shall be the approximate square footage of the Building as set forth on Exhibit A.

          Section 4.8  Adjustments to Rent. During the Lease Term, the Basic
                       -------------------
Rent shall be adjusted as provided in Exhibit A to this Lease.


                       ARTICLE V.  TAXES AND ASSESSMENTS
                                   ---------------------

          Section 5.1  Covenant to Pay Taxes and Assessments.  Tenant covenants
                       -------------------------------------
and agrees to pay, as Additional Rent, Tenant's Pro Rata Share of Taxes and Assessments which are billed during any calendar year falling partly or wholly within the Lease Term. "Taxes and Assessments" shall mean all taxes, assessments or other impositions, general or special, ordinary or extraordinary, of every kind or nature, which may be levied, assessed or imposed upon or with respect to the Property or any part thereof, or upon any building, improvements at any time situated thereon. In no event shall Tenant be responsible for payment of Personal Property Taxes.

          Section 5.2  Proration at Commencement and Expiration of Term.  Taxes
                       ------------------------------------------------
and Assessments shall be prorated between Landlord and Tenant for the year in which the Lease Term commences and for the year in which the Lease Term expires as of, respectively, the date of commencement of the Lease Term and the date of the expiration of the Lease Term, except as hereinafter provided. All prorations hereunder shall be calculated on the basis of a year comprised to twelve thirty-day months. Tenant shall be liable without proration for the full amount of Taxes and Assessments relating to improvements, fixtures, equipment or personal property installed by or on behalf of Tenant which are levied, assessed, or attributable to the Lease Term. Proration of Taxes and Assessments shall be made on the basis of actual Taxes and Assessments billed during the calendar years of the Lease Term. Tenant's Pro Rata Shares of Taxes and Assessments for the years in which the Lease Term commences and expires shall be paid and deposited with the Landlord monthly as hereinabove provided, but, in the event actual Taxes and Assessments for either year are greater or less than as estimated for purposes of monthly payments, appropriate adjustment and payment shall be made between the parties at the time the actual Taxes and Assessments are known, as may be necessary to accomplish proration, as herein provided.

          Section 5.3  Special Assessments.  In the event any Taxes or
                       -------------------
Assessments are payable in installments over the period of years, Tenant shall be responsible only for installments billed during the calendar years within the Lease Term with proration, as above provided, of any installment payable prior to or after expiration of the Lease Term.

          Section 5.4  New or Additional Taxes.  Tenant's obligation to pay
                       -----------------------
Tenant's Pro Rata Share of Taxes and Assessments shall include any Taxes and Assessments of a nature not presently in effect but which may hereafter be levied, assessed or imposed upon Landlord or upon the Property if such tax shall be based upon or arise out of the ownership, use or operation of, or the rents received from the Property, other than income taxes of Landlord. The liability of all tenants in the Property for any such new type of tax shall be that portion of the total tax that is attributable to the ownership, use or operation of the Property or the rents received thereon, as the case may be.

          Section 5.5  Landlord's Sole Right to Contest Taxes.  Landlord shall
                       --------------------------------------
have the sole right to contest any Taxes or Assessments. Landlord shall pay to or credit Tenant with Tenant's Pro Rata Share of any abatement, reduction or recovery of any Taxes and Assessments attributable to the Lease Term less Tenant's Pro Rata Share of all costs and expenses incurred by Landlord, including attorney's fees, in connection with such abatement, reduction or recovery.


                             ARTICLE VI.  INSURANCE
                                          ---------

          Section 6.1  Casualty Insurance.  Landlord covenants and agrees to
                       ------------------
obtain and keep in full force and effect during the Lease Term, Casualty Insurance as hereinafter defined, the cost of which shall be a Building Operating Expense. "Casualty Insurance" shall mean fire and extended coverage insurance with respect to the Building, in an amount equal to the full replacement cost thereof, with coinsurance clauses of no less than 80%, and with coverage, at Landlord's option, by endorsement or otherwise, for all risks, vandalism and malicious mischief, sprinkler leakage, boilers and rental loss and with a deductible in an amount for each occurrence as Landlord, in its sole discretion, may determine from time to time. Casualty Insurance obtained by Landlord need not name Tenant as an insured party and may, at Landlord's option, name any mortgagee or holder of a deed of trust as an insured party as its interest may appear. Landlord may charge Tenant with any extra cost of the insurance described in this Section due to the particular use of the Demised Premises by Tenant. Tenant shall be responsible for obtaining, at Tenant's option, cost and expense, insurance coverage for property of Tenant and for the interruption of Tenant's business.

          Section 6.2  Liability Insurance.  Tenant covenants and agrees to
                       -------------------
obtain and keep in full force and effect during the Lease Term, and to pay the premiums and costs of, Liability Insurance as hereinafter defined. "Liability Insurance" shall mean comprehensive general liability insurance covering public liability with respect to the ownership, use and operation of the Demised Premises, with limits of not less than $1,000,000 combined single limit of liability, with endorsements for assumed contractual liability with respect to the liabilities assumed by Tenant under Section 8.25 of this Lease, and with no deductible, retention or self-insurance provision contained therein, unless otherwise approved in writing by Landlord. Landlord covenants and agrees to obtain and keep infull force and effect during the Lease Term liability insurance covering public liability with respect to the ownership, use and operation of the Common Facilities with limits of not less than $1,000,000 single limit of liability.

          Section 6.3  General Provisions Respecting Insurance.  Except as
                       ---------------------------------------
otherwise approved in writing by Landlord, all insurance obtained by Tenant shall be on forms and with insurers approved by Landlord, which approval shall not be unreasonably withheld; shall name Landlord and the holder of any first mortgage or deed of trust encumbering the Property as insured parties, as their interests may appear; shall contain a waiver of rights of subrogation as among Tenant, Landlord and the holder of any such first mortgage or deed of trust; and shall provide, by certificate of insurance or otherwise, that the insurance coverage shall not be cancelled or altered except upon thirty (30) days prior written notice to Landlord and the holder of any such first mortgage or deed of trust. Certificates of insurance obtained by Tenant shall be delivered to Landlord who may deposit the same with the holder of any such first mortgage or deed of trust.

          Section 6.4  Cooperation in the Event of Loss.  Landlord and Tenant
                       --------------------------------
shall cooperate with each other in the collection of any insurance proceeds which may be payable in the event of any loss, including the execution and delivery of any proof of loss or other actions required to effect recovery.


       ARTICLE VII.  UTILITY, OPERATING, MAINTENANCE AND REPAIR EXPENSES
                     ---------------------------------------------------

          Section 7.1  Utility Charges.  Subject to the provisions of Exhibit A
                       ----------------
hereto, Tenant covenants and agrees to pay all charges for electricity, light, heat, power, telephone and other utilities, except for water, sewer and other commonly metered charges for which provision is made below, used, rendered or supplied to or for the Demised Premises and to contract for the same in Tenant's own name and to make payments for same directly to the supplier. In the event that, in Landlord's sole opinion, Tenant's usage of water warrants separate metering, Landlord may install, at Tenant's expense, a separate meter for the Demised Premises. Landlord shall have no responsibility for utilities used in the Demised Premises other than to arrange to bring such utilities to Tenant at a single point of entry to the Demised Premises.

          Section 7.2  Tenant's Maintenance and Operating Expenses.  Tenant
                       -------------------------------------------
covenants and agrees to operate, maintain, repair, replace and keep the Demised Premises and all improvements, fixtures and personal property therein in good, safe and sanitary condition, order and repair and in accordance with all applicable laws, ordinances, orders, rules and regulations of governmental authorities having jurisdiction. Tenant further covenants and agrees to pay all costs and expenses of operations and maintenance on or relating to the Demised Premises, including costs and expenses for utilities, janitorial and cleaning services, interior plant services, security systems, painting, replacement of damaged or broken glass and other breakable materials in or serving the Demised Premises and replacement of lights and light fixtures in or serving the Demised Premises and to contract for the same in Tenant's own name. Tenant further covenants and agrees to enter into a contract or contracts satisfactory in form and substance to Landlord for professional maintenance and service of the heating, ventilating and air condition systems in the Demised Premises. Such contracts shall be submitted to Landlord at least thirty (30) days prior to Tenant's occupancy of the Demised Premises. Landlord may disapprove any such contract within fifteen (15) days of Landlord's receipt thereof. In the event of such disapproval, Tenant shall obtain a contract satisfactory to Landlord prior to Tenant's occupancy of the Demised Premises.

          Section 7.3  Landlord's Maintenance and Repair.  Landlord shall be
                       ---------------------------------
responsible for and shall bear the costs and expenses of replacement of, or extraordinary maintenance and repairs to the roof, exterior walls, emergency generator, fuel tanks and structural elements of the Building, unless such is caused by the act or neglect of Tenant. All such repairs or replacements shall be performed within a reasonable time.


                    ARTICLE VIII.  OTHER COVENANTS OF TENANT
                                   -------------------------

          Section 8.1  Limitation on Use by Tenant.  Tenant covenants and agrees
                       ---------------------------
to use the Demised Premises only for the use or uses set forth as Permitted Uses by Tenant on Exhibit A attached hereto and for no other purposes, except with the prior written consent of Landlord.

          Section 8.2  Compliance with Laws.  Tenant covenants and agrees that
                       --------------------
nothing shall be done or kept on the Demised Premises or Palmer 50 in violation of any law, ordinance, order, rule or regulation of any governmental authority having jurisdiction and that the Demised Premises and the Common Facilities shall be used, kept and maintained in compliance with any such law, ordinance, order, rule or regulation and with the certificate of occupancy issued for the Building and the Demised Premises.

          Section 8.3  Compliance with Insurance Requirements.  Tenant covenants
                       --------------------------------------
and agrees that nothing shall be done or kept on the Demised Premises or Palmer 50 which might impair or increase the cost of insurance maintained with respect to all or any part thereof, which might increase the insured risks or which might result in cancellation of any such insurance.

          Section 8.4  Compliance with Rules and Regulations.  Tenant, and
                       -------------------------------------
anyone acting by, through or under Tenant, shall at all times abide by and observe the rules and regulations attached hereto as Exhibit F. In addition, Tenant, and anyone acting by, through or under Tenant, shall abide by and observe such other rules or regulations as may be promulgated from time to time by Landlord, with a copy sent to Tenant, for the operation and maintenance of the Building; provided, however, that the same are in conformity with common operation and maintenance in similar buildings and are not inconsistent with the provisions of this Lease. Nothing contained in this Lease shall be construed to impose upon Landlord any duty or obligation to enforce such rules and regulations, or the terms, conditions, or covenants contained in any other lease, as against any other tenant, and Landlord shall not be liable to Tenant for violation of the same by any other tenant, or anyone acting by, through or under such other tenant. If there is any inconsistency between this Lease and the rules and regulations as set forth in Exhibit F, this Lease shall govern.

          Section 8.5  No Waste or Impairment of Value.  Tenant covenants and
                       -------------------------------
agrees that nothing shall be done or kept on the Demised Premises or Palmer 50 which might impair the value of all or any part thereof, or which would constitute waste.

          Section 8.6  No Hazardous Use.  Tenant covenants and agrees that
                       ----------------
nothing shall be done or kept on the Demised Premises or Palmer 50 and that no improvements, changes, alterations, additions, maintenance or repairs shall be made to the Demised Premises which might be unsafe or hazardous to any person or property.

          Section 8.7  No Structural or Electrical Overloading.  Tenant
                       ---------------------------------------
covenants and agrees that nothing shall be done or kept on, and that no improvements changes, alterations, additions, maintenance or repairs shall be made to the Demised Premises or Palmer 50 which might impair the structural soundness of the Building, which might result in an overload of electrical lines serving the Building or which might interfere with electric or electronic equipment in the Building. In the event of violations hereof, Tenant covenants and agrees to immediately remedy the violation at Tenant's expense and in compliance with all requirements of governmental authorities, utility companies and insurance underwriters.

          Section 8.8  No Nuisance, Noxious or Offensive Activity.  Tenant
                       ------------------------------------------
covenants and agrees that no noxious or offensive activity shall be carried on the Demised Premises or Palmer 50, nor shall anything be done or kept on the Demised Premises or Palmer 50 which may be or become a public or private nuisance or which may cause embarrassment, disturbance, or annoyance to Landlord or other tenants in the Building.

          Section 8.9  No Annoying Lights, Sound or Odors.  Tenant covenants and
                       ----------------------------------
agrees that no light shall be emitted from the Demised Premises which is unreasonably bright or causes unreasonable glare; no sound shall be emitted from the Demised Premises which is unreasonably loud or annoying; and no odor shall be emitted from the Demised Premises which is or might be noxious or offensive to others in Palmer 50 or on adjacent or nearby property.

          Section 8.10  No Unsightliness.  Tenant covenants and agrees that no
                        ----------------
unsightliness shall be permitted on the Demised Premises. Without limiting the generality of the foregoing, all unsightly conditions, equipment, objects and conditions shall be kept enclosed within the Demised Premises; no refuse, scrap, debris, garbage, trash, bulk materials or waste shall be kept, stored or allowed to accumulate in Palmer 50 except as may be enclosed within the Demised Premises; all pipes, wires, poles, antennae and other facilities for utilities or the transmission or reception of audio or visual signals or electricity shall be kept and maintained underground or enclosed within the Demised Premises, and no temporary structure shall be placed or permitted on the Demised Premise or Palmer 50 without the prior written consent of Landlord.

          Section 8.11  No Animals. Tenant covenants and agrees that no animals
                        ----------
shall be permitted or kept on the Demised Premises or Palmer 50.

          Section 8.12  Restriction on Signs and Exterior Lighting.  Tenant
                        ------------------------------------------
covenants and agrees that no signs or advertising devices of any nature shall be erected or maintained by Tenant on the Demised Premises or Palmer 50 and no exterior lighting shall be permitted on the Demised Premises or Palmer 50 except as approved in writing by Landlord, which approval shall not be unreasonably withheld.

          Section 8.13  No Violation of Covenants.  Tenant covenants and agrees
                        -------------------------
not to commit, suffer or permit any violation of any covenants, conditions or restrictions affecting the Demised Premises or Palmer 50.

          Section 8.14  Restriction on Changes and Alterations.  Tenant
                        --------------------------------------
covenants and agrees not to improve, change, alter, add to, remove or demolish any improvements on the Demised Premises ("Changes") without the prior written consent of Landlord, which consent shall not be unreasonably withheld, and unless Tenant complies with all conditions which may be imposed by Landlord, in its sole discretion, in connection with such consent; and unless Tenant pays to Landlord the reasonable costs and expenses of Landlord for architectural, engineering or other consultants which may be reasonably incurred by Landlord in determining whether to approve any such changes. If such consent is given, no such Changes shall be permitted unless: Tenant shall have procured and paid for all necessary permits and authorizations from any governmental authorities having jurisdiction; such Changes will not reduce the value of the Demised Premises or Palmer 50, and will not affect or impair existing insurance on the Demised Premises or Palmer 50; and Tenant, at Tenant's sole cost and expense, shall maintain or cause to be maintained workmen's compensation insurance covering all persons employed in connection with the work and obtain liability insurance covering any loss or damage to persons or property arising in connection with any such Changes and such other insurance or bonds as Landlord may reasonably require. Tenant covenants and agrees that any such Changes approved by Landlord shall be completed with due diligence and in good and workmanlike fashion and in compliance with all conditions imposed by Landlord and all applicable permits, authorizations, laws, ordinances, orders, rules and regulations of governmental authorities having jurisdiction and that the costs and expenses with respect to such Changes shall be paid promptly when due and that the Changes shall be accomplished free of liens of mechanics and materialmen. Tenant covenants and agrees that all such Changes shall become the property of the Landlord at the expiration of the Lease Term, or, if Landlord so requests, Tenant shall, at or prior to expiration of the Lease Term, and at its sole cost and expense, remove such Changes and restore the Demised Premises to their condition prior to such Changes.

          Section 8.15  No Mechanics Liens.  Tenant covenants and agrees not to
                        ------------------
permit or suffer, and to cause to be removed and released, any mechanics, materialmen or other lien on account of supplies, machinery, tools, equipment, labor or material furnished or used in connection with the construction, alteration, improvement, addition to or repair of the Demised Premises, by, through or under Tenant. Tenant shall have the right to contest, in good faith and with reasonable diligence, the validity of any such lien or claimed lien, provided that Tenant shall give to

Landlord such security as may be reasonably requested by Landlord to insure the payment of any amounts claimed, including interests and costs, and to prevent any sale, foreclosure or forfeiture of any interest in Palmer 50 on account of any such lien and provided that, on final determination of the lien or claim for lien, Tenant shall immediately pay any judgment rendered, with interests and costs, and will cause the lien to be released and any judgment satisfied.

          Section 8.16  No Other Encumbrances.  Tenant covenants and agrees not
                        ---------------------
to obtain any financing secured by Tenant's interest in the Demised Premises and not to encumber the Demised Premises or Landlord or Tenant's interest therein, without the prior written consent of Landlord and to keep the Demised Premises free from all liens and encumbrances except liens and encumbrances existing upon the date of commencement of the Lease Term or liens and encumbrances created by Landlord.

          Section 8.17  Subordination to Landlord Mortgages.  Tenant covenants
                        -----------------------------------
and agrees that, at Landlord's option, this Lease and Tenant's interest in the Demised Premises shall be junior and subordinate to any mortgage or deed of trust now or hereafter encumbering the Property or Palmer 50 provided that, as to any mortgage or deed of trust given hereafter, the mortgage or beneficiary under such mortgage or deed of trust agrees in writing, or adequate provision is made in the mortgage or deed of trust, that, in the event of foreclosure of any such mortgage or deed of trust, Tenant shall not be disturbed in its possession of the Demised Premises provided only that Tenant shall attorn to the party acquiring title to the Property or Palmer 50 as the result of such foreclosure. No act or further agreement by Tenant shall be necessary to establish the subordination of this Lease to any such mortgage or deed of trust but Tenant covenants and agrees, upon request of Landlord, to execute such documents as may be necessary or appropriate to confirm and establish this Lease as subordinate to any such mortgage or deed of trust in accordance with the foregoing provisions. Alternatively, Tenant covenants and agrees that, at Landlord's option, Tenant shall execute documents as may be necessary to establish this Lease and Tenant's interest in the Demised Premises as superior to any such mortgage or deed of trust. If Tenant fails to execute any documents required to be executed by Tenant under the provisions hereof, Tenant hereby makes, constitutes and irrevocably appoints Landlord as Tenant's attorney in fact and in Tenant's name, place and stead to execute any such documents.

          Section 8.18  Assignment or Subletting.  Tenant shall have the right
                        ------------------------
to make or permit an assignment of this Lease, a sublease of all or any part of the Demised Premises or any assignment, sublease, transfer, mortgage, pledge or encumbrance of all or any part of Tenant's interest under this Lease or in the Demised Premises, by operation of law or otherwise, or the use or occupancy of all or any part of the Demised Premises by anyone other than Tenant (any of the foregoing events are herein after referred to as "Transfer by Tenant"), provided Tenant obtains Landlord's prior written consent, which consent shall not be unreasonably withheld. Any such Transfer by Tenant without Landlord's prior written consent shall be void and shall constitute a default under this Lease. In the event Landlord consents to any Transfer by Tenant, Tenant shall not be relieved of its obligations under this Lease and Tenant shall remain liable, jointly and severally and as a principal, and not as a guarantor or surety, under this Lease, to the same extent as though no Transfer by Tenant had been made, unless specifically provided to the contrary in Landlord's prior written consent. The acceptance of rent by Landlord from any person other than

Tenant shall not be deemed to be a waiver by Landlord of the provisions of this Section or of any other provision of this Lease and any consent by Landlord to Transfer by Tenant shall not be deemed a consent to any subsequent Transfer by Tenant. In the event that rents paid pursuant to a Transfer by Tenant exceed Tenant's rental obligations hereunder, Landlord and Tenant shall share equally the excess amount. It is understood and agreed that in the event Tenant has vendors or contractors occupying portions of the Premises pursuant to contracts or on-going business of the Tenant, for purposes of this provision it will not be considered an assignment or sublease.

          Notwithstanding the foregoing, Landlord shall, at Landlord's option, have the right in lieu of consenting to a Transfer by Tenant, to terminate this Lease as to the portion of the Demised Premises as is subject to the proposed Transfer by Tenant and to enter into a new lease with the proposed transferee and receive directly with the proposed transferee the consideration agreed to be given by such transferee to Tenant for the Transfer by Tenant.

          In the event Landlord consents to a Transfer by Tenant, any option to renew this Lease or right to extend the Lease Term shall automatically terminate unless otherwise agreed in writing by Landlord.

          Section 8.19  Annual Financial Statements.  If requested by Landlord,
                        ---------------------------
Tenant covenants and agrees to furnish to Landlord annually, within one hundred twenty (120) days after the end of each fiscal year of Tenant, copies of financial statements of Tenant audited, if requested by Landlord, by a certified public accountant, and agrees that Landlord may deliver any such financial statements to any existing or prospective mortgagee or purchaser of Palmer 50. The financial statements shall include a balance sheet as of the end of, and a statement of profit and loss for, the preceding fiscal year of Tenant and, if regularly prepared by Tenant, a statement of sources and use of funds for the preceding fiscal year of Tenant.

          Section 8.20  Payment of Income and Other Taxes.  Tenant covenants and
                        ---------------------------------
agrees to pay promptly when due all personal property taxes on personal property of Tenant on the Demised Premises and all federal, state and local income taxes, sales taxes, use taxes, Social Security taxes, unemployment taxes and taxes withheld from wages or salaries paid to Tenant's employees, the nonpayment of which might give rise to a lien on the Demised Premises or Tenant's interest therein, and to furnish, if requested by Landlord, evidence of such payments.

          Section 8.21  Estoppel Certificates.  Tenant covenants and agrees to
                        ---------------------
execute, acknowledge and deliver to Landlord, upon Landlord's written request, a written statement certifying that this Lease is unmodified (or, if modified, stating the modifications) and in full force and effect; stating the dates to which Basic Rent and Additional Rent has been paid; stating the amount of the Security Deposit held by Landlord; and stating whether or not Landlord is in default under this Lease (and, if so, specifying the nature of the default). Tenant agrees that such statement may be delivered to and relied upon by any existing or prospective mortgagee or purchaser of Palmer 50. Tenant agrees that a failure to deliver such a statement within ten (10) days after written request from Landlord shall be conclusive upon Tenant that this Lease is in full force and effect without modification except as may be represented by Landlord; that there are no uncured defaults by Landlord under this Lease; and that any representation by Landlord with respect to Basic Rent, the Additional Rent and the Security Deposit are true.

          Section 8.22  Landlord's Right to Inspect and Show Premises and to
                        ----------------------------------------------------
Install For Sale Signs.  Tenant covenants and agrees that Landlord and the
----------------------
authorized representatives of Landlord shall have the right to enter the Demised Premises at any reasonable time during ordinary business hours for the purposes of inspecting, repairing or maintaining the same or performing any obligations of Tenant which Tenant has failed to perform hereunder or for the purpose of showing the Demised Premises to any existing or prospective mortgagee, purchaser or lessee of Palmer 50 or the Demised Premises. Tenant covenants and agrees that Landlord may at any time and from time to time place on Palmer 50, the Common Facilities or the Demised Premises a sign advertising all or any part of Palmer 50 for sale or for lease.

          Section 8.23  Landlord's Title to Fixtures, Improvements and
                        ----------------------------------------------
Equipment. Tenant covenants and agrees that all fixtures and improvements on the Demised Premises and all equipment and personal property relating to the use and operation of the Demised Premises (as distinguished from operations incident to the business of Tenant), including all plumbing, heating, lighting, electrical and air conditioning fixtures and equipment, whether or not attached to or affixed to the Demised Premises, and whether now or hereafter located upon the Demised Premises, shall be and remain the property of the Landlord upon expiration of the Lease Term.

          Section 8.24  Removal of Tenant's Equipment.  Subject to the
                        -----------------------------
provisions of Exhibit D hereto, Tenant covenants and agrees to remove, at or prior to the expiration of the Lease Term, all of Tenant's equipment, apparatus, machinery, signs, furniture, furnishings and personal property used in the operation of the business of Tenant ("Tenant's Equipment"), as distinguished from the use and operation of the Demised Premises. If such removal shall injure or damage the Demised Premises or the Common Facilities, Tenant covenants and agrees, at its sole cost and expense, at or prior to the expiration of the Lease Term, to repair such injury and damage in good and workmanlike fashion and to place the Demised Premises and Common Facilities in the same condition as the same would have been if such Tenant's Equipment had not been installed. If Tenant fails to remove any Tenant's Equipment by the expiration of the Lease Term, Landlord may, at its option, keep and retain any such Tenant's Equipment or dispose of the same and retain any proceeds thereof and Landlord shall be entitled to recover from Tenant any costs or expenses of Landlord in removing the same and in restoring the Demised Premises in excess of the actual proceeds, if any, received by Landlord from disposition thereof.

          Section 8.25  Tenant Indemnification of Landlord.  Tenant covenants
                        ----------------------------------
and agrees to protect, indemnify and save Landlord harmless from and against all liability, obligations, claims, damages, penalties, causes of action, costs and expenses, including reasonable attorneys' fees, imposed upon, incurred by or asserted against Landlord by reason of (a) any accident, injury to or death of any person or loss of or damage to any property occurring on or about the Demised Premises; (b) any act or omission of Tenant or Tenant's officers, employees, agents, guests or invitees or of anyone claiming by, through or under Tenant; (c) any use which may be made of, or condition existing upon, the Demised Premises; (d) any improvements, fixtures or equipment upon the Demised Premises; (e) any failure on the part of Tenant to perform or comply with any of the provisions, covenants or agreements of Tenant contained in this Lease;
(f) any violation of any law, ordinance, order, rule or regulation of governmental authorities having jurisdiction by Tenant or Tenant's officers, employees, agents, guests or invitees or by anyone claiming by, through or under Tenant and (g) any repairs, maintenance or Changes to the Demised Premises by, through or under Tenant. Tenant further covenants and agrees that, in case any action, suit or proceeding is brought against Landlord by reason of any of the foregoing, Tenant will, if so directed by Landlord, at Tenant's sole cost and expense, defend Landlord in any such action, suit or proceeding.

          Section 8.26  Waiver by Tenant.  Tenant waives and releases any claims
                        ----------------
Tenant may have against Landlord or Landlord's officers, partners, agents or employees for loss, damage or injury to person or property sustained by Tenant or Tenant's officers, partners, agents, employees, guests, invitees or anyone claiming by, through or under Tenant resulting from any cause whatsoever.
Tenant hereby assumes all risks of injury, illness or harm which any of its employees, agents, representatives or guests may incur while on the premises of Palmer 50.

          Section 8.27  Release Upon Transfer by Landlord.  In the event of a
                        ---------------------------------
transfer by Landlord of the Property or of Landlord's interest as Landlord under this Lease, Landlord's successor or assign shall take subject to and be bound by this Lease and, in such event, Tenant covenants and agrees that Landlord shall be released from all obligations of Landlord under this Lease, except obligations which arose and matured prior to such transfer by Landlord; that Tenant shall thereafter look solely to Landlord's successor or assign for satisfaction of the obligations of Landlord under this Lease; and that, upon demand by Landlord or Landlord's successor assign, Tenant shall attorn to such successor or assign.


                      ARTICLE IX.  DAMAGE OR DESTRUCTION
                                   ---------------------

          Section 9.1  Tenant's Notice of Damage.  If any portion of the Demised
                       -------------------------
Premises shall be damaged or destroyed by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord ("Tenant's Notice of Damage").

          Section 9.2  Options to Terminate if Damage Substantial.  Upon receipt
                       ------------------------------------------
of Tenant's Notice of Damage, Landlord shall promptly proceed to determine the nature and extent of the damage or destruction and to estimate the time necessary to repair or restore the Demised Premises. As soon as reasonably possible, Landlord shall give written notice to Tenant stating Landlord's estimate of the time necessary to repair or restore the Demised Premises ("Landlord's Notice of Repair Time"). If Landlord reasonably estimates that repair or restoration of the Demised Premises cannot be completed within one hundred eighty (180) days from the time of Tenant's Notice of Damage, Landlord and Tenant shall each have the option to terminate this Lease. Any option granted hereunder shall be exercised by written notice to the other party given within ten (10) days after Landlord's Notice of Repair Time. In the event either Landlord or Tenant exercises its option to terminate this Lease, the Lease Term shall expire ten (10) days after the notice by either Landlord or Tenant exercising such party's option to terminate this Lease. In the event of termination of this Lease under the provisions hereof, Landlord shall refund to Tenant such amounts of Basic Rent and Additional Rent theretofor paid by Tenant as may be applicable to the period subsequent to the time of Tenant's Notice of Damage, less the reasonable value of any use or occupation of the Demised Premises by Tenant subsequent to the time of Tenant's Notice of Damage.

          Section 9.3  Obligations to Repair and Restore.  In the event repair
                       ---------------------------------
and restoration of the Demised Premises can be completed within the period specified in Section 9.2, in Landlord's reasonable estimation, this Lease shall continue in full force and effect and Landlord shall proceed forthwith to cause the Demised Premises to be repaired and restored with reasonable diligence, and there shall be abatement of Basic Rent and Additional in Rent in that proportion to which the extent of the space and period of time that Tenant is unable to use and enjoy the Demised Premises bears to the total space leased by Tenant and to the Lease Term. Landlord may, at its option, require Tenant to arrange for and handle the repair and restoration of the Demised Premises, in which case Landlord shall furnish Tenant with sufficient funds for such repair and restoration, at the time or times such funds are needed, utilizing any proceeds from insurance and any additional funds necessary to cover the costs of repair or restoration.

          Section 9.4  Application of Insurance Proceeds.  The proceeds of any
                       ---------------------------------
Casualty Insurance maintained on the Demised Premises, other than casualty insurance maintained by Tenant on fixtures and personal property of Tenant, shall be paid to and become the property of Landlord, subject to any obligation of Landlord to cause the Demised Premises to be repaired and restored.


                           ARTICLE X.  CONDEMNATION
                                       ------------

          Section 10.1 Taking:  Substantial Taking and Institutional Taking.  A
                       ----------------------------------------------------
"Taking" shall mean the taking of all or any portion of the Property as a result of the exercise of the power of eminent domain or condemnation for public or quasi-public use or the sale of all or part of the Property under the threat of condemnation. A "Substantial Taking" shall mean a Taking of so much of the Property that the Demised Premises cannot thereafter be reasonably used by Tenant for carrying on, at substantially the same level or scope, the business theretofor conducted by Tenant on the Demised Premises. An "Insubstantial Taking" shall mean a Taking such at the Demised Premises can thereafter continue to be used by Tenant for carrying on, at substantially the same level or scope, the business theretofore conducted by Tenant on the Demised Premises.

          Section 10.2 Termination on Substantial Taking.  If there is a
                       ---------------------------------
Substantial Taking, the Lease Term shall expire on the date of vesting of title pursuant to such Taking. In the event of termination of this Lease under the provisions hereof, Landlord shall refund to Tenant such amounts of Basic Rent and Additional Rent theretofore paid by Tenant as may be applicable to the period subsequent to the time of termination of this Lease.

          Section 10.3  Restoration on Insubstantial Taking.  In the event of an
                        -----------------------------------
Insubstantial Taking, this Lease shall continue in full force and effect, Landlord shall proceed forthwith to cause the Property to be restored as near as may be to the original condition thereof and there shall be abatement of Basic Rent and Additional Rent in proportion to the extent the space within the Demised Premises so taken bears to the total space leased by Tenant. Landlord may, at its option, require Tenant to arrange for and complete the restoration of the Demised Premises, in which case Landlord shall furnish Tenant with sufficient funds for such restoration, at the time or times such funds are needed, utilizing the proceeds of any awards or consideration received as a result of the Taking and any additional funds necessary to cover the costs of restoration.

          Section 10.4  Right to Award.  The total award, compensation, damages
                        --------------
or consideration received or receivable as a result of a Taking ("Award") shall be paid to and be the property of Landlord, whether the Award shall be made as compensation for diminution of the value of the leasehold or the fee of the property or otherwise and Tenant hereby assigns to Landlord all of Tenant's right, title and interest in and to any such Award. Tenant covenants and agrees to execute, immediately upon demand by Landlord, such documents as may be necessary to facilitate collection by Landlord of any such Award.


                        ARTICLE XI.  DEFAULTS BY TENANT
                                     ------------------

          Section 11.1  Defaults Generally.  Each of the events described in the
                        ------------------
following sections of this Article XI shall constitute a "Default by Tenant" under this Lease.

          Section 11.2  Failure to Pay Rent or Other Amounts.  A Default by
                        ------------------------------------
Tenant shall exist if Tenant fails to pay when due, Basic Rent, Additional Rent, or any other amounts payable by Tenant under the terms of this Lease, and such failure shall continue for five (5) days after written notice from Landlord to Tenant of such failure, provided, however, that Tenant shall not be entitled to more than two notices of such failure during any lease year and if, after two such notices are given in any lease year, Tenant fails, during such lease year, to pay any such amounts when due, such failure shall constitute a Default by Tenant without further notice by Landlord.

          Section 11.3  Violation of Lease Terms.  A Default by Tenant shall
                        ------------------------
exist if Tenant breaches or fails to comply with any agreement, term, covenant or condition in this Lease applicable to Tenant, and such breach or failure to comply continues for a period of twenty (20) days after notice thereof by Landlord to Tenant, or, if such breach or failure to comply cannot be reasonably cured within such twenty day period, if Tenant shall not in good faith commence to cure such breach or failure to comply within such twenty day period or shall not diligently proceed therewith to completion.

          Section 11.4  Nonoccupancy of Demised Premises.  A Default by Tenant
                        --------------------------------
shall exist if Tenant shall fail to occupy and use the Demised Premises within fifteen (15) days after commencement of the Lease Term or shall leave the Demised Premises unoccupied for fifteen (15) consecutive days or shall vacate and abandon the Demised Premises.

          Section 11.5  Transfer of Interest Without Consent.  A Default by
                        ------------------------------------
Tenant shall exist if Tenant's interest under this Lease or in the Demised Premises shall be transferred to or pass to or devolve upon any other party without Landlord's prior written consent.

          Section 11.6  Execution and Attachment Against Tenant.  A Default by
                        ---------------------------------------
Tenant shall exist if Tenant's interest under this Lease or in the Demised Premises shall be taken upon execution or by other process of law directed against Tenant, or shall be subject to any attachment at the instance of any creditor or claimant against Tenant and said attachment shall not be discharged or disposed of within fifteen (15) days after the levy thereof.

          Section 11.7  Bankruptcy or Related Proceedings.  A Default by Tenant
                        ---------------------------------
shall exist if Tenant shall file a petition in bankruptcy or insolvency or for reorganization or arrangement under the bankruptcy laws of the United States or under any similar act of any state, or shall voluntarily take advantage of any such law or act by answer or otherwise, or shall be dissolved or shall make an assignment for the benefit of creditors or if an involuntary proceeding under any such bankruptcy or insolvency law or for the dissolution of Tenant shall be instituted against Tenant or a receiver or trustee shall be appointed for Tenant, for Tenant's leasehold interest in the Demised Premises or for all or substantially all of the property of the Tenant, and such proceedings shall not be dismissed or such receivership or trusteeship vacated within sixty (60) days after such institution or appointment.


                       ARTICLE XII.  LANDLORD'S REMEDIES
                                     -------------------

          Section 12.1  Remedies Generally.  Upon the occurrence of any Default
                        ------------------
by Tenant, Landlord shall have the right, at Landlord's election, then or at any time thereafter, to exercise any one or more of the remedies provided in the following sections of this Article XII.

          Section 12.2  Cure by Landlord.  In the event of a Default by Tenant,
                        ----------------
Landlord may, at Landlord's option, but without obligation to do so, and without releasing Tenant from any obligations under this Lease, make any payment or take any actions as Landlord may deem necessary or desirable to cure any such Default by Tenant in such manner and to such extent as Landlord may deem necessary or desirable. Landlord may do so without demand on, or written notice to, Tenant and without giving Tenant an opportunity to cure such Default by Tenant. Tenant covenants and agrees to pay to Landlord, within ten (10) days after demand, all advances, costs and expenses of Landlord in connection with the making of any such payment or the taking of any such action, including reasonable attorney's fees, together with interest as hereinafter provided, from the date of payment of any such advances, costs and expenses by Landlord. Action taken by Landlord may include commencing, appearing in, defending or otherwise participating in any action or proceeding and paying, purchasing, contesting or compromising any claim, right, encumbrance, charge or lien with respect to the Demised Premises which

Landlord, in its discretion may deem necessary or desirable to protect its interest in the Demised Premises and Landlord's interests under this Lease.

          Section 12.3  Termination of Lease and Damages.  In the event of a
                        --------------------------------
Default by Tenant, Landlord may terminate this Lease, effective at such time as may be specified by written notice to Tenant, and immediately recover possession of the Demised Premises from Tenant. Tenant shall remain liable to Landlord for damages in an amount equal to the Basic Rent, Additional Rent and other sums which would have been owing by Tenant hereunder for the balance of the term, had this Lease not been terminated, less the net proceeds, if any, of any reletting of the Demised Premises by Landlord subsequent to such termination after deducting all Landlord's expenses in connection with such recovery of possession or reletting. Landlord shall be entitled to collect and receive such damages from Tenant on the days on which the Basic Rent, Additional Rent and other amounts would have been payable if this Lease had not been terminated. Alternatively, at the option of Landlord, Landlord shall be entitled to recover forthwith from Tenant, as damages for loss of the bargain and not as a penalty, an aggregate sum which, at the time of such termination of the Lease, represents the excess, if any, of (a) the aggregate of the Basic Rent, Additional Rent and all other sums payable by Tenant hereunder that would have accrued for the balance of the Lease Term, over (b) the aggregate rental value of the Demised Premises for the balance of the Lease Term, both discounted to present worth at the rate of 100% per annum.

          Section 12.4  Repossession and Reletting.  In the event of Default by
                        --------------------------
Tenant, Landlord may reenter and take possession of the Demised Premises or any part thereof, without demand or notice, and repossess the same and expel Tenant and any party claiming by, under or through Tenant and remove the effects of both using such force for such purposes as may be necessary, without being liable for prosecution on account thereof and without prejudice to any remedies for arrears of rent or right to bring any proceeding for breach of covenants or conditions. No such reentry or taking possession of the Demised Premises by Landlord shall be construed as an election by Landlord to terminate this Lease unless a written notice of such intention is given to Tenant. No notice from Landlord hereunder or under a forcible entry and detainer statute or similar law shall constitute an election by Landlord to terminate this Lease unless such notice specifically so states. Landlord reserves the right, following any reentry or reletting, to exercise its right to terminate this Lease by giving Tenant such written notice, in which event the Lease will terminate as specified in said notice. After recovering possession of the Demised Premises, Landlord may, from time to time, but shall not be obligated to, relet the Demised Premises, or any part thereof, for the account of Tenant, for such term or terms and on such conditions and upon such other terms as Landlord, in its uncontrolled discretion, may determine. Landlord may make such repairs, alterations or improvements as Landlord may consider appropriate to accomplish such reletting, and Tenant shall reimburse Landlord upon demand for all costs and expenses, including attorneys' fees, which Landlord may incur in connection with such reletting. Landlord may collect and receive the rents for such reletting but Landlord shall in no way be responsible or liable for any failure to collect any rent due upon such reletting. Notwithstanding Landlord's recovery of possession of the Demised Premises, Tenant shall continue to pay on the dates herein specified, the Basic Rent, Additional Rent and other amounts which would be payable hereunder if such repossession had not occurred. Upon the expiration or earlier termination of this Lease, Landlord shall refund to Tenant any amount, without interest, by which the amounts paid by Tenant, when added to the net amount, if any, recovered by Landlord through any reletting of the Demised Premises, exceeds the amounts payable by Tenant under this Lease. If, in connection with any reletting, the new lease term extends beyond the existing term, or the premises covered thereby include other premises not part of the Demised Premises, a fair apportionment of the rent received from such reletting and the expenses incurred in connection therewith will be made in determining the net amount recovered from such reletting.

          Section 12.5  Landlord's Lien and Enforcement.  Tenant hereby grants
                        -------------------------------
to Landlord a security interest in all personal property of Tenant now or hereafter located on the Demised Premises as security for the performance of Tenant's obligations under this Lease. Tenant covenants and agrees, upon request by Landlord from time to time, to execute and deliver such financing statements as may be necessary or desirable to perfect the security interest hereby granted. In the event of a Default by Tenant, Landlord may foreclose the security interest hereby granted in any manner permitted by law.

          Section 12.6  Suits by Landlord.  Actions or suits for the recovery of
                        -----------------
amounts and damages payable under this Lease may be brought by Landlord, from time to time, at Landlord's election, and Landlord shall not be required to await the date upon which the Lease Term would have expired to bring any such action or suit.

          Section 12.7  Recovery of Landlord Enforcement Costs.  All costs and
                        --------------------------------------
expenses incurred by Landlord in connection with collecting any amounts and damages owing by Tenant pursuant to the provisions of this Lease or to enforce any provision of this Lease, including reasonable attorneys' fees, shall be paid by Tenant to Landlord upon demand if the Landlord prevails.

          Section 12.8  Interest on Past Due Payments and Advances.  Tenant
                        ------------------------------------------
covenants and agrees to pay to Landlord interest on demand at the rate of 2% above the "Prime Rate", as hereinafter defined, on the amount of any Basic Rent or Additional Rent not paid when due, from the date due and payable, and on the amount of any payment made by Landlord required to have been made by Tenant under this Lease and on the amount of any costs and expenses, including reasonable attorneys' fees, paid by Landlord in connection with the taking of any action to cure any Default by Tenant, from the date of making any such payment or the advancement of such costs and expenses by Landlord. "Prime Rate" shall mean the rate of interest set by the Wall Street Journal, a national banking association (the "Bank"), or another bank as hereinafter provided, at the time said Monthly Rent or Monthly Deposit was due and payable or at the time of making any such payment or the advancement of such costs and expenses by Landlord as aforesaid, on ninety (90) day loans to commercial borrowers of nationally recognized and unquestioned credit as announced by the Bank from time to time, but not in excess of the maximum amount of finance charge permissible under applicable law. In the event that the Bank discontinues the use of a Prime Rate, the Prime Rate being charged by any other national banking association, as selected by Landlord in its sole discretion, shall be used for computing the interest rate under this Section.

          Section 12.9  Landlord's Bankruptcy Remedies.  Nothing contained in
                        ------------------------------
this Lease shall limit or prejudice the right of Landlord to prove and obtain as liquidated damages in any bankruptcy, insolvency, receivership, reorganization or dissolution proceeding, an amount equal to the maximum allowable by any statute or rule of law governing such proceeding in effect at the time when such damages are to be proved, whether or not such amount be greater, equal or less than the amounts recoverable, either as damages or rent, under this Lease.

          Section 12.10 Remedies Cumulative.  Exercise of any of the remedies
                        -------------------
of Landlord under this Lease shall not prevent the concurrent or subsequent exercise of any other remedy provided for in this Lease or otherwise available to Landlord at law or in equity.


                   ARTICLE XIII.  SURRENDER AND HOLDING OVER
                                  --------------------------

          Section 13.1  Surrender Upon Lease Expiration.  Upon the expiration or
                        -------------------------------
earlier termination of this Lease, or on the date specified in any demand for possession by Landlord after any Default by Tenant, Tenant covenants and agrees to surrender possession of the Demised Premises to Landlord, in the same condition as when Tenant first occupied the Demised Premises, ordinary wear and tear excepted.

          Section 13.2  Holding Over.  If Tenant shall hold over after the
                        ------------
expiration of the Lease Term, without written agreement providing otherwise, Tenant shall be deemed to be a tenant from month to month, at a monthly rental, payable in advance, equal to 200% of the Monthly Rent, and Tenant shall be bound by all of the other terms, covenants and agreements of this Lease. Nothing contained herein shall be construed to give Tenant the right to hold over at any time, and Landlord may exercise any and all remedies at law or in equity to recover possession of the Demised Premises, as well as any damages incurred by Landlord due to Tenant's failure to vacate the Demised Premises and deliver possession to Landlord as herein provided.


                          ARTICLE XIV.  MISCELLANEOUS
                                        -------------

          Section 14.1  No Implied Waiver.  No failure by Landlord to insist
                        -----------------
upon the strict performance of any term, covenant or agreement contained in this Lease, no failure by Landlord to exercise any right or remedy under this Lease, and no acceptance of full or partial payment during the continuance of any Default by Tenant, shall constitute a waiver of any such term, covenant or agreement or a waiver of any such right or remedy or a waiver of any such Default by Tenant.

          Section 14.2  Survival of Provisions.  Notwithstanding any termination
                        ----------------------
of this Lease, the same shall continue in force and effect as to any provisions hereof which require observance or performance by Landlord or Tenant subsequent to termination.

          Section 14.3  Covenants Independent.  This Lease shall be construed as
                        ---------------------
if the covenants herein between Landlord and Tenant are independent, and not dependent, and Tenant shall not be entitled to any offset against Landlord if Landlord fails to perform its obligations under this Lease.

          Section 14.4  Covenants as Conditions.  Each provision of this Lease
                        -----------------------
performable by Tenant shall be deemed both a covenant and a condition.

          Section 14.5  Tenant's Remedies.  Tenant may bring a separate action
                        -----------------
against Landlord for any claim Tenant may have against Landlord under this Lease, provided Tenant shall first give written notice thereof to Landlord and shall afford Landlord a reasonable opportunity to cure any such default. In addition, Tenant shall send notice of such default by certified or registered mail, postage prepaid, to the holder of any mortgage or deed of trust covering the Demised Premises, the Property or any portion thereof of whose address Tenant has been notified in writing, and shall afford such holder a reasonable opportunity to cure any default on Landlord's behalf. In no event will Landlord be responsible for any damages incurred by Tenant, including, but not limited to, loss of profits or interruption of business as a result of any default by Landlord hereunder.

          Section 14.6  Binding Effect.  This Lease shall extend to and be
                        --------------
binding upon the heirs, executors, legal representatives, successors and assigns of the respective parties hereto. The terms, covenants, agreements and conditions in this Lease shall be construed as covenants running with the Land.

          Section 14.7  Notices and Demands.  All notices, demands or billings
                        -------------------
under this Lease shall be in writing, signed by the party giving the same, delivered in person or sent by registered or certified United States Mail, postage prepaid, and properly addressed, as follows:

                  If to Landlord:

                  John Glanz
                  c/o Capitol Carousel
                  520 Hampton Boulevard
                  Capitol Heights, Maryland  20743

and if to Tenant, at the address of the Demised Premises as provided on Exhibit A attached hereto or such other addresses as may hereinafter be designated by either party by written notice. Such notices, demands and billings shall be deemed properly given and received when actually given and received or on the third business day after mailing.

          Section 14.8  Time of the Essence.  Time is of the essence under this
                        -------------------
Lease, and all provisions herein relating thereto shall be strictly construed.

          Section 14.9  Captions for Convenience. The headings and captions
                        ------------------------
hereof are for convenience only and shall not be considered in interpreting the provisions hereof.

     Section 14.10  Severability.  If any provision of this Lease shall be held
                    ------------
invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and there shall be deemed substituted for the affected provision a valid and enforceable provision as similar as possible to the affected provision.

     Section 14.11  Governing Law.  This Lease shall be interpreted and enforced
                    -------------
according to the laws of the State of Maryland.

     Section 14.12  Entire Agreement.  This Lease and any exhibits and addenda
                    ----------------
referred to herein, constitute the final and complete expression of the parties' agreements with respect to the Demised Premises and Tenant's occupancy thereof. Each party agrees that it has not relied upon or regarded as binding any prior agreements, negotiations, representations or understandings, whether oral or written, except as expressly set forth herein.

     Section 14.13  No Oral Amendment or Modifications.  No amendment or
                    ----------------------------------
modification of this Lease and no approvals, consents or waivers by Landlord under this Lease, shall be valid or binding unless in writing and executed by the party to be bound.

     Section 14.14  Real Estate Brokers.  Landlord recognizes the firms of The
                    -------------------
Michael Companies, Inc. and Victor M. Williams (herein referred to as the "Brokers") as the procuring cause of the Tenant and this Lease. In consideration of Brokers' services in procuring the Tenant, Landlord agrees to pay Brokers, their successors and assigns a leasing commission pursuant to the provisions of Exhibit A hereto. Tenant covenants to pay, and to hold harmless and indemnify the Landlord from and against, any and all cost, expense or liability for any compensation, commissions, charges or claims by any broker or other agent with respect to this Lease or the negotiation thereof other than any other broker or brokers listed on Exhibit A attached hereto.

     Section 14.15  Relationship of Landlord and Tenant.  Nothing contained
                    -----------------------------------
herein shall be deemed or construed as creating the relationship of principal and agent or of partnership, or of joint venture by the parties hereto, it being understood and agreed that no provision contained in this Lease nor any acts of the parties hereto shall be deemed to create any relationship other than the relationship of Landlord and Tenant.

     Section 14.16  Force Majeure.  Landlord shall not be liable for any failure
                    -------------
or delay in performing its obligations hereunder due to causes or conditions beyond Landlord's control, nor shall there be any abatement or reduction of rent or other charges payable by Tenant as a result of any inconvenience, interruption or loss of business or other loss caused thereby. Causes or conditions beyond Landlord's control shall include, without limitation, acts of God, the elements, weather conditions, earthquakes, settlements, fines, acts of governmental authorities, wars, riots, shortages of labor or materials, acts of third parties for which Landlord is not responsible, strikes, picketing, work slowdowns or stoppages and labor disputes.

     Section 14.17  Limitation on Personal Liability of Landlord.
                    --------------------------------------------
Notwithstanding anything to the contrary contained in this Lease, it is understood and agreed that there shall be no personal liability on the part of the Landlord or any of its beneficiaries, successors or assigns, with respect to any of the terms, covenants and conditions of this Lease, and Tenant shall look solely to the equity of Landlord in the Demised Premises in the event of any default or liability of Landlord under this Lease, such exculpation of liability to be absolute and without any exception whatsoever.

     Section 14.18  Authority of Tenant.  Each individual executing this Lease
                    -------------------
on behalf of Tenant represents and warrants that he is duly authorized to deliver this Lease on behalf of Tenant and that this Lease is binding upon Tenant in accordance with its terms.

     Section 14.19  Contingency.  This Lease is expressly contingent upon
                    -----------
receiving all necessary bank or court approvals prior to May 31, 1996. If necessary approvals are not obtained by such date, this Lease shall be terminated, any monies deposited with Landlord shall be returned to Tenant, and the parties shall be relieved of any further liability or obligations hereunder.

     Section 14.20  Consent/Approval.  Wherever in this Lease it is stated that
                    ----------------
Tenant may not undertake or fail to undertake an action without the written consent/approval of the Landlord, Landlord shall not be obligated to give such consent/approval and may refuse to do so in Landlord's sole and absolute discretion unless otherwise specifically stated herein.

     Section 14.21  Supersedes/Replaces.  Upon final execution of this Lease by
                    -------------------
all parties, this Lease shall supersede the prior Agreement of Lease dated May 14, 1996.

     IN WITNESS WHEREOF the parties hereto have caused this Lease to be executed the day and year first above written.


WITNESS:                     LANDLORD



                                 /s/ Jon Glanz         DATE
--------------------------   --------------------------    ----------------
                             Jon Glanz


WITNESS/ATTEST:              TENANT:

                             YURIE SYSTEMS, INC.



                             By  /s/ Jeong H. Kim      DATE
--------------------------     ------------------------    ----------------
                             Jeong H. Kim, Chief
                             Executive Officer
                             With Authority to Bind
                             the Corporation